UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08777

CREDIT SUISSE HIGH YIELD BOND FUND

(Exact Name of Registrant as Specified in Charter)

One Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)        (Zip Code)

John G. Popp

Credit Suisse High Yield Bond Fund

One Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 to April 30, 2014

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund

One Madison Avenue

New York, NY 10010

Trustees

Steven N. Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James J. Cattano

Lawrence J. Fox

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Joanne Doldo

Chief Legal Officer

Bruce Rosenberg

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Rocco DelGuercio

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC

One Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Credit Suisse

High Yield Bond Fund

SEMIANNUAL REPORT

April 30, 2014

(unaudited)

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report

April 30, 2014 (unaudited)

June 23, 2014

Dear Shareholder:

We are pleased to present this semiannual Report covering the activities of the Credit Suisse High Yield Bond Fund (the “Fund”), for the six-months ended April 30, 2014.

Performance Summary

11/01/13 – 04/30/14

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	6.12%
Total Return (based on market value)[1]	6.44%
BofA Merrill Lynch High Yield Master II Constrained Index[2]	4.76%

Market Review: A positive period

The six-months ended April 30, 2014, was a positive period for the high yield market, with the BofA Merrill Lynch High Yield Master II Constrained Index, the Fund’s benchmark, returning 4.76%. High yield levels have been supported by continued inflows into the asset class as well as Treasury yields, as the 10-year U.S. Treasury, which had widened to 3.03% by December 31, 2013, tightened to 2.65% by the end of April.

Other notable headlines in the high yield market include the highly anticipated default of Energy Futures (TXU), a Texas based utility company, that had been telegraphed for months. Despite the headlines, expectations for default rates continue to remain below historical averages given a constructive outlook on fundamentals. High yield spreads tightened by 57 basis points versus Treasuries to finish April at +388 basis points. The yield-to-worst finished the month close to unchanged at 5.22%, compared to 5.66% at the end of October.

For the market, most rating classes produced positive returns with CC-rated, returning 10.42%, leading the pack. CCC-rated and BB-rated bonds followed closely, returning 5.64% and 4.67%, respectively. B-rated bonds underperformed, returning 4.38%. The best performing sectors for the period were department stores, insurance and tobacco, returning 9.6%, 9.5% and 8.4%, respectively. Sector laggards included specialty retail, 2.5%, and metals/mining, with 2.8%.

The par-weighted, high yield bond default rate, as reported by JPMorgan, increased to 2.15% in April following the default of Energy Futures (TXU). Although the default was one of the largest on record, the issuer-weighted default rate continues to remain at a benign 1.75%. Absent the expected Energy Futures (TXU) default, our default forecast remains sanguine and below long-term averages for the next 1-2 years. The U.S. high yield distress ratio, which measures the proportion of bonds trading at spreads of more than 1,000 basis points over Treasuries, improved slightly, going from 5.7% in October to 5.0% in April, according to Bank of America.

As discussed previously, technicals in the high yield market have supported overall market returns. On a year-to-date basis, high yield mutual funds reported inflows totaling $4.2 billion. From a supply perspective, new issue volumes totaled $130 billion year-to-date — similar to the same period for 2013.

Portfolio Review and Outlook: Looking for pockets of opportunity

For the six months ended April 30, 2014, the Fund outperformed the BofA Merrill Lynch High Yield Master II Constrained Index. Positive security selection positions in B and BB rated debt contributed to returns. In addition, security selection to the specialty retail, oil services and support services sectors, as well as an underweight to consumer/commercial/lease financing, contributed positively to relative returns. In contrast, an underweight to banking and security selection within the auto parts sector detracted from performance.

The Fund’s investment strategy continues to focus on shorter duration bonds and the Fund has also taken advantage of recent interest rate volatility by taking profits in bonds with 8-10 year maturities that have traded up along with the Treasury market. Many of these names were added in the second and third quarter of 2013, when high yield markets were weaker.

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2014 (unaudited)

In addition, the Fund’s trading activity in 2014 has been focused on purchases from the new issue calendar or with 5-8 year maturity. We continued to reduce the Fund’s positions in the very short end of the curve in names that were callable in the next year or two and whose valuations were no longer compelling. The Fund also remained invested in lower beta securities whose valuations were less exposed to market fluctuations and emphasized B-rated bonds that exhibit the most compelling risk-return profiles.

Looking forward, although high yield markets have rallied through the beginning of this year, we believe valuations in many cases are capped as a portion of bonds in the high yield market are already trading at or above their call prices. Against this backdrop, we will remain selective and look for pockets of opportunities within the high yield asset class.

Thomas J. Flannery Chief Investment Officer*	John Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

The Fund is non-diversified, which means it may invest a greater proportion of its assets in securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2014; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of dividends of $0.1465 per share.
[2]	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. An index does not have transaction costs; investors cannot invest directly in an index.
*	Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investment Group (“CIG”) within the Asset Management business of Credit Suisse Group AG with responsibility for trading, directing investment decisions and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.
**	John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group (“CIG”), with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as the Chief Executive Officer of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2014 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of April 30, 2014)

S&P Ratings

BB	24.9%
B	54.3
CCC	15.4
C	0.1
D	0.0
NR	3.8

Subtotal	98.5
Equity and Other	0.1
Short-Term Investment[1]	1.4

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.
[1]	Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at April 30, 2014.

Average Annual Returns

April 30, 2014 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	9.60%	11.96%	21.92%	8.50%
Market Value	5.71%	11.12%	25.09%	8.54%

Credit Suisse may waive fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

Credit Suisse High Yield Bond Fund

Schedule of Investments

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (118.7%)
Aerospace & Defense (0.5%)
$1,462	Ducommun, Inc., Global Company Guaranteed Notes (Callable 07/15/15 @ 104.88)	(B-, B3)	07/15/18	9.750	$1,637,440

Airlines (0.4%)
750	Continental Airlines 2012-3, Class C Pass Thru Certificates	(B+, B1)	04/29/18	6.125	798,750
300	United Continental Holdings, Inc., Company Guaranteed Notes§	(B, B2)	06/01/18	6.375	324,000

					1,122,750

Auto Parts & Equipment (3.5%)
1,000	Gestamp Funding Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 102.81)‡	(BB, B1)	05/31/20	5.625	1,036,250
525	Lear Corp., Company Guaranteed Notes (Callable 03/15/15 @ 104.06)	(BB, Ba2)	03/15/20	8.125	573,562
2,250	Lear Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 102.38)‡	(BB, Ba2)	01/15/23	4.750	2,221,875
500	Schaeffler Holding Finance B.V., Rule 144A, Senior Secured Notes (Callable 08/15/14 @ 105.16)‡	(B, B1)	08/15/18	6.875	533,125
2,382	Tomkins, Inc., Global Secured Notes (Callable 10/01/14 @ 104.50)	(BB-, B1)	10/01/18	9.000	2,566,605
4,000	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)	(CCC, Caa1)	02/15/19	8.625	3,880,000

					10,811,417

Automakers (0.4%)
1,000	CG Co-Issuer, Inc., Rule 144A, Secured Notes (Callable 06/15/16 @ 104.13)‡	(B, B1)	06/15/21	8.250	1,128,750

Beverages (0.5%)
1,400	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 11/15/15 @ 105.00)‡	(CCC+, Caa2)	11/15/18	10.000	1,454,250

Brokerage (2.5%)
3,090	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/15 @ 105.81)‡	(B, B1)	02/15/18	7.750	3,352,650
2,950	Jefferies Finance Co-Issuer Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 105.53)‡	(B, B1)	04/01/20	7.375	3,104,875
1,400	Jefferies Finance Co-Issuer Corp., Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 105.16)‡	(B, B1)	04/15/22	6.875	1,407,000

					7,864,525

Building & Construction (0.9%)
600	K Hovnanian Enterprises, Inc., Global Senior Secured Notes	(CCC+, Ba3)	11/01/21	2.000	423,000
2,200	Rialto Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 103.50)‡	(B, B2)	12/01/18	7.000	2,297,625

					2,720,625

Building Materials (3.6%)
4,400	Euramax International, Inc., Global Senior Secured Notes (Callable 06/02/14 @ 104.75)	(B-, Caa2)	04/01/16	9.500	4,433,000
3,750	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	4,050,000
2,500	Headwaters, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/16 @ 103.63)‡	(CCC+, Caa2)	01/15/19	7.250	2,643,750

					11,126,750

Chemicals (5.1%)
300	Axalta Coating Systems Dutch Holding B, Rule 144A, Company Guaranteed Notes (Callable 02/04/16 @ 105.53)§‡	(B-, Caa1)	05/01/21	7.375	330,750
3,025	Chemtura Corp., Company Guaranteed Notes (Callable 07/15/16 @ 104.31)	(BB-, B1)	07/15/21	5.750	3,153,562
3,196	GrafTech International Ltd., Global Company Guaranteed Notes (Callable 11/15/16 @ 103.19)	(BB+, Ba2)	11/15/20	6.375	3,283,890
250	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 102.00)‡€#	(BB-, Ba3)	02/15/19	7.250	366,136
1,500	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 105.63)‡	(BB-, Ba3)	05/01/20	7.500	1,646,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Chemicals
$650	Ineos Group Holdings S.A., Rule 144A, Company Guaranteed Notes (Callable 05/15/15 @ 103.25)§‡	(B-, B3)	08/15/18	6.125	$676,000
3,060	Polymer Group, Inc., Global Senior Secured Notes (Callable 02/01/15 @ 103.88)	(B-, B1)	02/01/19	7.750	3,297,150
148	Reichhold Industries, Inc., PIK, Rule 144A, Senior Secured Notes‡	(CCC-, NR)	05/08/17	11.000	96,950
2,500	Taminco Global Chemical Corp., Rule 144A, Secured Notes (Callable 03/31/15 @ 107.31)‡	(B-, Caa1)	03/31/20	9.750	2,828,125

					15,678,813

Computer Hardware (0.3%)
1,000	NCR Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/18 @ 103.19)‡	(BB, Ba3)	12/15/23	6.375	1,075,000

Consumer Products (2.9%)
3,100	Alphabet Holding Co., Inc., PIK, Global Senior Unsecured Notes (Callable 11/01/14 @ 102.00)	(B-, Caa1)	11/01/17	7.750	3,212,375
3,690	NBTY, Inc., Global Company Guaranteed Notes (Callable 10/01/14 @ 104.50)	(B, B3)	10/01/18	9.000	3,977,451
1,250	Ontex IV S.A., Rule 144A, Senior Secured Notes (Callable 05/30/14 @ 103.75)‡€	(B, B1)	04/15/18	7.500	1,811,180

					9,001,006

Consumer/Commercial/Lease Financing (0.7%)
2,000	Jefferies LoanCore Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/16 @ 105.16)‡	(B, B2)	06/01/20	6.875	2,025,000

Diversified Capital Goods (2.9%)
3,460	Anixter, Inc., Global Company Guaranteed Notes	(BB, Ba3)	05/01/19	5.625	3,710,850
3,584	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)‡	(B+, Ba2)	09/01/22	5.500	3,664,640
6	FCC Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/14 @ 100.00)‡^	(CCC+, Ca)	12/15/15	13.000	5,989
1,561	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ 104.38)	(NR, B1)	09/01/20	8.750	1,748,320

					9,129,799

Electronics (0.4%)
1,350	Sensata Technologies B.V., Rule 144A, Company Guaranteed Notes‡	(BB+, Ba3)	10/15/23	4.875	1,329,750

Energy - Exploration & Production (8.5%)
4,150	Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(B-, B3)	04/15/21	6.750	4,461,250
500	Comstock Resources, Inc., Company Guaranteed Notes (Callable 04/01/15 @ 103.88)	(B-, B3)	04/01/19	7.750	537,500
4,350	EPL Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.13)	(B-, B3)	02/15/18	8.250	4,719,750
500	Harkand Finance, Inc. Reg S, Rule 144A, Senior Secured Notes (Callable 03/28/16 @ 104.50)‡	(NR, NR)	03/28/19	7.500	502,500
1,400	Memorial Production Finance Corp., Global Company Guaranteed Notes (Callable 05/01/17 @ 103.81)	(B-, Caa1)	05/01/21	7.625	1,482,250
1,250	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 02/01/15 @ 103.63)	(B+, B2)	02/01/19	7.250	1,340,625
2,000	Oasis Petroleum, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/17 @ 103.44)‡	(B+, B2)	03/15/22	6.875	2,180,000
3,072	PDC Energy, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 103.88)	(B-, B3)	10/15/22	7.750	3,386,880
2,750	Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)	(B-, B3)	11/15/22	7.500	2,997,500
3,000	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 06/15/15 @ 104.25)	(B-, B3)	06/15/19	8.500	3,255,000
1,350	Whiting Petroleum Corp., Company Guaranteed Notes (Callable 12/15/20 @ 100.00)	(BB+, Ba2)	03/15/21	5.750	1,451,250

					26,314,505

Environmental (1.5%)
4,400	EnergySolutions LLC, Global Company Guaranteed Notes (Callable 08/15/14 @ 105.38)	(B+, Caa2)	08/15/18	10.750	4,631,000

Food - Wholesale (0.8%)
1,090	Big Heart Pet Brands, Global Company Guaranteed Notes (Callable 06/02/14 @ 103.81)	(CCC+, Caa1)	02/15/19	7.625	1,137,688
1,400	Smithfield Foods, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/16 @ 104.41)‡	(BB-, B2)	08/01/21	5.875	1,475,250

					2,612,938

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Forestry & Paper (0.1%)
$300	Lecta S.A., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.66)‡€	(B, B2)	05/15/19	8.875	$418,527
950	Stone & Webster, Inc.[1]	(NR, NR)	10/23/19	0.000	950

					419,477

Gaming (1.6%)
1,700	Affinity Gaming Finance Corp., Global Company Guaranteed Notes (Callable 05/15/15 @ 104.50)	(B-, NR)	05/15/18	9.000	1,810,500
1,043	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/14 @ 100.00)‡	(B, Caa1)	11/15/19	7.250	1,043,000
1,500	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/17 @ 104.13)‡€	(B, B2)	02/15/21	8.250	2,235,810

					5,089,310

Gas Distribution (3.1%)
3,469	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	4,015,368
1,450	Genesis Energy LP, Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B, B1)	02/15/21	5.750	1,515,250
3,850	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB-, B1)	03/01/20	6.500	4,119,500

					9,650,118

Health Facilities (3.8%)
1,850	MPT Finance Corp., Company Guaranteed Notes (Callable 02/15/17 @ 103.19)	(BB, Ba1)	02/15/22	6.375	1,993,375
2,350	MPT Finance Corp., Global Company Guaranteed Notes (Callable 05/01/16 @ 103.44)	(BB, Ba1)	05/01/21	6.875	2,567,375
2,220	Symbion, Inc., Global Company Guaranteed Notes	(CCC+, Caa2)	08/23/15	11.000	2,234,430
1,950	Symbion, Inc., Global Senior Secured Notes (Callable 06/15/14 @ 104.00)	(B, B2)	06/15/16	8.000	2,047,500
2,100	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, B3)	04/01/22	8.125	2,336,250
500	Universal Hospital Services, Inc., Global Secured Notes (Callable 08/15/15 @ 105.72)	(B, B3)	08/15/20	7.625	537,500

					11,716,430

Health Services (2.9%)
1,500	Catalent Pharma Solutions, Inc., Global Company Guaranteed Notes (Callable 10/15/14 @ 103.94)	(B, Caa1)	10/15/18	7.875	1,529,250
675	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ 105.00)‡	(CCC, Caa2)	08/15/18	11.000	627,750
2,400	MedAssets, Inc., Global Company Guaranteed Notes (Callable 11/15/14 @ 104.00)	(B, B3)	11/15/18	8.000	2,562,000
425	Service Corp. International, Senior Unsecured Notes	(BB-, B1)	11/15/21	8.000	494,615
3,428	STHI Holding Corp., Rule 144A, Secured Notes (Callable 06/02/14 @ 106.00)‡	(B, B2)	03/15/18	8.000	3,637,965

					8,851,580

Insurance Brokerage (1.6%)
2,300	A-S Merger Sub LLC, Rule 144A, Senior Unsecured Notes (Callable 12/15/15 @ 103.94)‡	(CCC+, Caa2)	12/15/20	7.875	2,449,500
1,150	Hockey Merger Sub 2, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/01/16 @ 105.91)‡	(CCC+, Caa2)	10/01/21	7.875	1,233,375
700	Towergate Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/14 @ 101.00)‡#£	(NR, B1)	02/15/18	6.027	1,198,237

					4,881,112

Investments & Misc. Financial Services (1.8%)
1,500	Arrow Global Finance PLC, Rule 144A, Senior Secured Notes (Callable 03/01/16 @ 103.94)‡£	(BB-, B2)	03/01/20	7.875	2,738,617
1,500	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 10/01/15 @ 107.78)‡£	(B+, B2)	10/01/19	10.375	2,881,089

					5,619,706

Leisure (0.9%)
2,825	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/16 @ 103.94)‡	(BB-, B3)	01/15/21	5.250	2,860,313

Media - Broadcast (0.8%)
2,450	Sinclair Television Group, Inc., Global Unsecured Notes (Callable 10/01/17 @ 103.06)	(B, B1)	10/01/22	6.125	2,514,313

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Media - Cable (3.6%)
$2,000	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 12/15/16 @ 104.88)‡	(BB-, B1)	01/15/22	6.500	$2,100,000
75	Cablevision Systems Corp., Senior Unsecured Notes	(B, B1)	04/15/18	7.750	85,312
1,150	Cablevision Systems Corp., Senior Unsecured Notes	(B, B1)	04/15/20	8.000	1,334,000
1,500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	09/01/19	7.875	1,783,125
500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	06/01/21	6.750	566,250
1,000	Harron Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 104.56)‡	(B-, Caa1)	04/01/20	9.125	1,130,000
1,250	Midcontinent Communications & Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/16 @ 104.69)‡	(B-, B3)	08/01/21	6.250	1,300,000
850	Virgin Media Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/18 @ 103.19)‡	(B, B2)	04/15/23	6.375	896,750
1,000	Virgin Media Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/18 @ 103.50)‡£	(B, B2)	04/15/23	7.000	1,815,192

					11,010,629

Media - Diversified (2.8%)
4,000	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63)‡	(BB-, Ba3)	02/01/20	7.250	4,280,000
1,000	National CineMedia LLC, Global Senior Secured Notes (Callable 04/15/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	1,055,000
3,074	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	3,404,455

					8,739,455

Media - Services (3.0%)
500	CBS Outdoor Americas Capital Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/19 @ 102.81)‡	(BB-, B1)	02/15/24	5.625	515,000
700	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	749,000
1,000	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 03/15/15 @ 105.72)	(B, B3)	03/15/20	7.625	1,082,500
2,450	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	2,633,750
4,000	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 01/15/16 @ 104.50)‡	(B+, B1)	01/15/21	6.000	4,210,000

					9,190,250

Metals & Mining - Excluding Steel (8.2%)
3,100	Boart Longyear Management Pty. Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50)§‡	(CCC+, Caa2)	04/01/21	7.000	2,371,500
1,300	Boart Longyear Management Pty. Ltd., Rule 144A, Senior Secured Notes‡	(B, B2)	10/01/18	10.000	1,371,500
3,250	Calcipar S.A., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44)‡	(BB, Ba3)	05/01/18	6.875	3,453,125
1,800	Eldorado Gold Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/16 @ 103.06)‡	(BB, Ba3)	12/15/20	6.125	1,813,500
2,250	Global Brass & Copper, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 104.75)	(B, B3)	06/01/19	9.500	2,604,375
4,200	KGHM International Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 103.88)‡	(BB-, B1)	06/15/19	7.750	4,536,000
3,250	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 105.50)	(CCC+, Caa2)	06/01/19	11.000	3,063,125
4,000	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	4,100,000
3,100	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63)‡	(NR, NR)	05/15/19	9.250	2,092,500

					25,405,625

Oil Field Equipment & Services (7.2%)
4,000	Calfrac Holdings LP, Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 103.75)‡	(BB-, B1)	12/01/20	7.500	4,250,000
1,700	Pacific Drilling S.A., Reg S, Senior Unsecured Notes	(NR, NR)	02/23/15	8.250	1,765,875
325	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 12/01/15 @ 103.63)‡	(B+, B2)	12/01/17	7.250	349,375
200	Parker Drilling Co., Global Company Guaranteed Notes (Callable 08/01/16 @ 103.75)	(B+, B1)	08/01/20	7.500	215,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Oil Field Equipment & Services
$2,050	Parker Drilling Co., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 103.38)‡	(B+, B1)	07/15/22	6.750	$2,132,000
1,218	Permian Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/15 @ 107.88)‡	(B-, B3)	01/15/18	10.500	1,236,270
3,925	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 06/02/14 @ 104.93)	(B+, B2)	03/15/18	9.875	4,136,165
2,250	Shelf Drilling Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 104.31)§‡	(B+, B1)	11/01/18	8.625	2,435,625
3,000	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88)‡	(B-, B3)	11/15/19	9.750	2,985,000
2,500	Trinidad Drilling Ltd., Rule 144A, Company Guaranteed Notes (Callable 01/15/15 @ 103.94)‡	(BB, B1)	01/15/19	7.875	2,681,250

					22,186,560

Oil Refining & Marketing (3.5%)
4,400	Coffeyville Finance, Inc., Global Secured Notes (Callable 11/01/17 @ 103.25)	(B+, B2)	11/01/22	6.500	4,642,000
1,250	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 11/15/2015 @ 105.34)	(BB-, B1)	11/15/20	7.125	1,346,875
4,500	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)	(BB+, Ba3)	02/15/20	8.250	4,938,750

					10,927,625

Packaging (4.1%)
850	Ardagh Glass Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ 101.19)‡€	(CCC+, Caa1)	06/15/17	7.125	1,200,665
200	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/31/17 @ 103.38)§‡	(CCC+, Caa1)	01/31/21	6.750	209,000
700	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.63)‡€	(CCC+, Caa1)	10/15/20	9.250	1,080,988
450	Ardagh Packaging Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ 103.69)‡€	(B+, Ba3)	10/15/17	7.375	661,197
2,170	BWAY Holding Co., Global Company Guaranteed Notes (Callable 06/15/14 @ 105.00)	(CCC+, Caa1)	06/15/18	10.000	2,292,063
2,850	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 02/15/16 @ 104.13)§	(CCC+, Caa2)	02/15/21	8.250	3,095,812
2,475	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 10/15/14 @ 104.50)	(CCC+, Caa2)	04/15/19	9.000	2,654,437
1,475	Signode Industrial Group U.S., Inc., Rule 144A, Senior Unsecured Notes (Callable 05/01/17 @ 104.78)‡	(CCC+, Caa1)	05/01/22	6.375	1,493,438

					12,687,600

Pharmaceuticals (1.9%)
650	Capsugel Finance Co. S.C.A., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 107.41)‡€	(B-, B3)	08/01/19	9.875	985,930
1,000	Capsugel S.A., PIK, Rule 144A, Senior Unsecured Notes (Callable 11/15/14 @ 102.00)‡	(B-, Caa1)	05/15/19	7.000	1,031,875
1,000	Forest Laboratories, Inc., Rule 144A, Senior Unsecured Notes‡	(BB+, Ba1)	02/01/19	4.375	1,065,000
1,750	Forest Laboratories, Inc., Rule 144A, Senior Unsecured Notes‡	(BB+, Ba1)	02/15/21	4.875	1,868,125
1,000	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 02/15/16 @ 103.38)‡	(B, B1)	08/15/21	6.750	1,077,500

					6,028,430

Real Estate Investment Trusts (1.3%)
3,750	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ 103.63)	(B, Ba3)	04/15/19	7.250	3,956,250

Restaurants (1.1%)
3,300	Seminole Hard Rock International LLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/16 @ 104.41)‡	(BB-, B2)	05/15/21	5.875	3,308,250

Software/Services (6.4%)
4,000	Epicor Software Corp., Global Company Guaranteed Notes (Callable 05/01/15 @ 104.31)	(CCC+, Caa1)	05/01/19	8.625	4,380,000
2,150	First Data Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ 103.69)‡	(B+, B1)	06/15/19	7.375	2,311,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Software/Services
$1,500	First Data Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15 @ 105.06)‡	(B+, B1)	11/01/20	6.750	$1,608,750
1,100	Infor U.S., Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.03)	(B-, Caa1)	04/01/19	9.375	1,240,250
1,000	Infor U.S., Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.50)€	(B-, Caa1)	04/01/19	10.000	1,587,599
3,000	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)§	(BB-, Ba3)	01/15/23	4.500	2,625,000
1,842	Serena Software, Inc., Global Company Guaranteed Notes	(CCC+, Caa1)	03/15/16	10.375	1,850,841
600	SSI Co-Issuer LLC, Global Company Guaranteed Notes (Callable 05/14/14 @ 100.00)	(CCC+, Caa1)	06/01/18	11.125	639,000
3,250	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 01/15/15 @ 104.56)	(B-, Caa1)	01/15/19	9.125	3,542,500

					19,785,190

Specialty Retail (2.4%)
500	Academy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 106.94)‡	(CCC+, B3)	08/01/19	9.250	546,875
2,700	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 05/15/14 @ 105.34)	(B+, B3)	05/15/19	7.125	2,862,027
2,175	Netflix, Inc., Rule 144A, Senior Unsecured Notes‡	(BB-, Ba3)	03/01/24	5.750	2,262,000
1,810	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B, B2)	10/01/22	5.750	1,902,763

					7,573,665

Steel Producers/Products (0.4%)
1,150	JMC Steel Group, Inc., Rule 144A, Senior Notes (Callable 06/02/14 @ 106.19)‡	(B-, Caa1)	03/15/18	8.250	1,167,250

Support-Services (8.5%)
500	BlueLine Rental Finance Corp., Rule 144A, Secured Notes (Callable 02/01/16 @ 103.50)‡	(B, B3)	02/01/19	7.000	536,250
1,300	CDL Acquisition Co., Inc., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 106.19)‡	(B+, B1)	10/15/18	8.250	1,387,750
3,500	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16 @ 103.63)	(B+, B1)	06/01/21	7.250	3,815,000
225	DigitalGlobe, Inc., Company Guaranteed Notes (Callable 02/01/17 @ 102.63)§	(BB, B1)	02/01/21	5.250	220,500
500	Emdeon, Inc., Global Company Guaranteed Notes (Callable 12/31/15 @ 105.50)	(CCC+, Caa1)	12/31/19	11.000	581,250
1,000	Europcar Groupe S.A., Rule 144A, Secured Notes‡€	(B-, Caa1)	05/15/17	11.500	1,609,950
4,100	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)	(B+, B3)	09/01/22	7.000	4,530,500
1,800	Sabre GLBL, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.38)‡	(B+, B1)	05/15/19	8.500	1,991,250
2,075	Safway Finance Corp., Rule 144A, Secured Notes (Callable 05/15/15 @ 103.50)‡	(B, B3)	05/15/18	7.000	2,209,875
1,000	Techem Energy Metering Service GmbH & Co. KG, Rule 144A, Company Guaranteed Notes (Callable 10/01/16 @ 103.94)‡€	(B-, B3)	10/01/20	7.875	1,564,790
875	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ 103.31)	(B+, B1)	02/15/21	6.625	945,000
3,000	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 04/01/18 @ 102.56)	(B+, B1)	04/01/23	5.125	2,985,000
765	The Hertz Corp., Gloabl Company Guaranteed Notes (Callable 01/15/16 @ 103.69)	(B, B2)	01/15/21	7.375	846,281
2,100	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 05/15/16 @ 103.69)	(BB-, B2)	05/15/20	7.375	2,336,250
625	United Rentals North America, Inc., Global Senior Unsecured Notes (Callable 02/01/16 @ 104.13)	(BB-, B2)	02/01/21	8.250	702,344

					26,261,990

Telecom - Integrated/Services (5.9%)
1,000	Cogent Communications Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 104.22)‡	(B-, Caa1)	04/15/21	5.625	985,000
550	Hellas Telecommunications Luxembourg II S.C.A., Rule 144A, Subordinated Notes‡^[1]ø	(NR, NR)	01/15/15	0.000	—
4,500	Hughes Satellite Systems Corp., Global Company Guaranteed Notes	(B-, B3)	06/15/21	7.625	5,096,250
500	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/15 @ 103.63)	(B+, B3)	04/01/19	7.250	538,125
1,250	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/16 @ 103.75)	(B+, B3)	04/01/21	7.500	1,375,000
1,500	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 12/15/17 @ 103.31)	(B-, Caa1)	12/15/22	6.625	1,548,750
700	Intelsat Luxembourg S.A., Global Company Guaranteed Notes (Callable 06/01/17 @ 103.88)	(B-, Caa2)	06/01/21	7.750	732,375
1,700	Numericable Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 104.50)‡	(B+, Ba3)	05/15/22	6.000	1,742,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Telecom - Integrated/Services
$2,800	Numericable Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.13)‡	(B+, Ba3)	05/15/24	6.250	$2,870,000
3,124	Zayo Capital, Inc., Global Senior Secured Notes (Callable 07/01/15 @ 104.06)	(B, B1)	01/01/20	8.125	3,440,305

					18,328,305

Telecom - Wireless (0.5%)
1,600	Sprint Corp., Rule 144A, Company Guaranteed Notes‡	(BB-, B1)	06/15/24	7.125	1,684,000

Telecommunications Equipment (2.2%)
2,450	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15 @ 103.50)‡	(B, B1)	04/01/19	7.000	2,450,000
3,995	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 104.75)‡	(BB+, Ba1)	12/01/16	9.500	4,354,550

					6,804,550

Textiles & Apparel (0.6%)
75	IT Holding Finance S.A., Company Guaranteed Notes€ø	(NR, NR)	11/15/25	9.875	1,024
1,500	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 104.94)‡€	(B-, B3)	04/15/19	9.875	1,957,239

					1,958,263

Theaters & Entertainment (2.9%)
1,600	Activision Blizzard, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/16 @ 104.22)‡	(BB+, Ba2)	09/15/21	5.625	1,710,000
1,250	Activision Blizzard, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/18 @ 103.06)‡	(BB+, Ba2)	09/15/23	6.125	1,362,500
2,075	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 12/01/15 @ 104.88)	(B-, B3)	12/01/20	9.750	2,396,625
1,600	AMC Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/17 @ 104.41)‡	(B-, B3)	02/15/22	5.875	1,640,000
1,550	Carmike Cinemas, Inc., Global Secured Notes (Callable 05/15/15 @ 105.53)	(B, B1)	05/15/19	7.375	1,697,250
250	Cinemark U.S.A., Inc., Global Company Guaranteed Notes (Callable 06/01/18 @ 102.44)	(BB-, B2)	06/01/23	4.875	243,750

					9,050,125

Transportation - Excluding Air/Rail (0.2%)
600	Navios Maritime Finance II U.S., Inc., Rule 144A, Senior Secured Notes (Callable 01/15/17 @ 105.53)‡	(BB-, B1)	01/15/22	7.375	607,500

TOTAL CORPORATE BONDS (Cost $353,257,825)					367,928,189

BANK LOANS (20.8%)
Aerospace & Defense (0.5%)
1,500	LM U.S. Corp. Acquisition, Inc.#	(CCC, Caa2)	10/26/20	9.500	1,528,125

Beverages (0.5%)
1,500	Del Monte Foods, Inc.#	(CCC+, Caa1)	08/18/21	8.250	1,488,750

Chemicals (2.9%)
1,960	Ascend Performance Materials Operations LLC#	(B, B2)	04/10/18	6.750	1,950,200
2,000	Oxbow Carbon & Minerals Holdings, Inc.#	(BB-, B2)	01/18/20	8.000	2,043,750
3,000	Ravago Holdings America, Inc.#	(BB-, B2)	12/18/20	5.500	3,035,625
2,000	Royal Adhesives and Sealants LLC#	(CCC+, Caa2)	01/31/19	9.750	2,035,000

					9,064,575

Consumer Products (1.0%)
3,000	Ranpak Corp.#	(B-, Caa1)	04/23/20	8.500	3,071,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS
Diversified Capital Goods (0.7%)
$867	Flint Group Holdings Sarl#	(NR, NR)	06/30/18	7.334	$871,380
1,222	Flint Group Holdings Sarl#	(NR, NR)	12/31/18	7.334	1,221,530

					2,092,910

Energy - Exploration & Production (0.8%)
1,750	Delek Benelux B.V.€#	(NR, NR)	02/08/17	5.378	2,429,494

Financial Services (0.6%)
2,000	MergerMarket U.S.A., Inc.#	(CCC+, Caa2)	01/07/22	7.500	1,974,170

Gaming (1.6%)
1,995	Abercrombie & Kent U.S. Group Holdings, Inc.#	(NR, NR)	12/07/18	5.000	1,905,225
2,995	CityCenter Holdings LLC#	(B+, B3)	10/16/20	5.000	3,014,662

					4,919,887

Hotels (0.6%)
1,750	Four Seasons Holdings, Inc.#	(B-, Caa1)	12/28/20	6.250	1,780,625

Insurance Brokerage (0.3%)
1,000	AssuredPartners, Inc.#	(CCC+, Caa2)	04/02/22	7.750	1,002,500

Investments & Misc. Financial Services (2.1%)
1,500	Ascensus, Inc.#	(CCC+, Caa1)	12/11/20	9.000	1,533,750
3,000	ION Trading Technologies Sarl#	(CCC+, Caa2)	05/22/21	8.250	3,020,625
1,885	StoneRiver Group LP#	(CCC+, Caa1)	05/29/20	8.500	1,902,900

					6,457,275

Machinery (0.7%)
2,250	CPM Acquisition Corp.#	(B, Caa1)	03/01/18	10.250	2,289,375

Oil Field Equipment & Services (1.2%)
2,000	Philadelphia Energy Solutions Refining and Marketing LLC#	(BB-, B1)	04/04/18	6.250	1,797,500
2,000	Shelf Drilling Holdings Ltd.#	(B+, B2)	10/08/18	10.000	2,050,000

					3,847,500

Printing & Publishing (0.6%)
1,182	Harland Clarke Holdings Corp.#	(B+, B1)	06/30/17	5.484	1,182,607
113	Hibu Connect S.A.€#	(CCC+, NR)	03/03/19	1.500	40,881
960	YH Ltd.#	(CCC+, NR)	03/03/19	5.254	251,441
1,767	YH Ltd.#[1]	(CCC-, NR)	03/03/24	0.000	462,651

					1,937,580

Software/Services (1.8%)
3,000	Intralinks, Inc.#	(NR, NR)	02/24/19	7.250	3,003,750
2,500	Landslide Holdings, Inc.#	(CCC+, Caa1)	02/25/21	8.250	2,509,375

					5,513,125

Specialty Retail (0.8%)
2,500	BJ’s Wholesale Club, Inc.#	(CCC, Caa2)	03/31/20	8.500	2,562,187

Support-Services (0.5%)
1,496	Redtop Acquisitions Ltd.#	(CCC+, B3)	06/03/21	8.250	1,541,138

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS
Telecom - Integrated/Services (0.6%)
$2,000	Coronado Guarantor LLC#	(CCC+, Caa1)	05/25/21	8.750	$2,023,130

Telecom - Wireless (0.6%)
1,973	Maritime Telecommunications Network, Inc.#	(B+, NR)	03/04/16	7.500	1,716,164

Theaters & Entertainment (1.7%)
2,000	CKX Entertainment, Inc.#	(B+, B1)	06/21/17	9.000	1,800,000
3,500	Tech Finance & Co. S.C.A.#	(B+, B2)	07/11/20	5.500	3,513,125

					5,313,125

Transportation - Excluding Air/Rail (0.7%)
2,000	Navios Maritime Partners LP#	(BB, Ba3)	06/27/18	5.250	2,028,750

TOTAL BANK LOANS (Cost $63,195,209)					64,581,635

Number of Shares
COMMON STOCKS (0.3%)
Building & Construction (0.1%)
22,800	Ashton Woods U.S.A. LLC, Class B^*				381,672

Building Materials (0.0%)
619	Dayton Superior Corp.^*				—

Chemicals (0.1%)
4,893	Huntsman Corp.				122,570

Gaming (0.0%)
55,100	Majestic Holdco LLC*				42,702

Media (0.0%)
682,105	Hibu PLC^£*				—

Media - Broadcast (0.1%)
43,413	Cumulus Media, Inc., Class A*				278,277

TOTAL COMMON STOCKS (Cost $398,239)					825,221

PREFERRED STOCK (0.0%)
Building Materials (0.0%)
688	Dayton Superior Corp.^* (Cost $250,835)				—

SHORT-TERM INVESTMENTS (5.1%)
9,511,790	State Street Navigator Prime Portfolio, 0.14%§§				9,511,790

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2014 (unaudited)

Par (000)		Maturity	Rate%	Value
$6,332	State Street Bank and Trust Co. Euro Time Deposit	05/01/14	0.010	$6,332,000

TOTAL SHORT-TERM INVESTMENTS (Cost $15,843,790)				15,843,790

TOTAL INVESTMENTS AT VALUE (144.9%) (Cost $432,945,898)				449,178,835

LIABILITIES IN EXCESS OF OTHER ASSETS (-44.9%)				(139,169,668)

NET ASSETS (100.0%)				$310,009,167

INVESTMENT ABBREVIATIONS

NR = Not Rated

PIK = Payment in Kind

Reg S = Regulation S

†	Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

§	Security or portion thereof is out on loan (See note 2-J).

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, these securities amounted to a value of $161,013,687 or 51.9% of net assets.

€	This security is denominated in Euro.

#	Variable rate obligations - The interest rate is the rate as of April 30, 2014.

^	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

[1]	Zero-coupon security.

£	This security is denominated in British Pound.

ø	Bond is currently in default.

*	Non-income producing security.

§§	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at April 30, 2014.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

April 30, 2014 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $9,511,790 (Cost $432,945,898) (Note 2)	$449,178,835 [1]
Cash	926
Foreign currency at value (cost $391,648)	393,076
Dividend and interest receivable	7,539,901
Receivable for investments sold	4,801,900
Unrealized appreciation on forward currency contracts (Note 2)	11,880
Receivable for fund shares sold	12
Prepaid expenses and other assets	51,326

Total Assets	461,977,856

Liabilities
Advisory fee payable (Note 3)	292,827
Administrative services fee payable (Note 3)	19,710
Loan payable (Note 4)	133,500,000
Payable upon return of securities loaned (Note 2)	9,511,790
Payable for investments purchased	8,310,029
Unrealized depreciation on forward currency contracts (Note 2)	147,513
Interest payable	99,053
Trustees’ fee payable	34,624
Accrued expenses	53,143

Total Liabilities	151,968,689

Net Assets
Applicable to 98,108,092 shares outstanding	$310,009,167

Net Assets
Capital stock, $.001 par value (Note 6)	98,108
Paid-in capital (Note 6)	374,786,081
Accumulated net investment loss	(832,789)
Accumulated net realized loss on investments and foreign currency transactions	(80,143,726)
Net unrealized appreciation from investments and foreign currency translations	16,101,493

Net Assets	$310,009,167

Net Asset Value Per Share ($310,009,167 / 98,108,092)	$3.16

Market Price Per Share	$3.21

[1]	Including $9,304,506 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Six Months Ended April 30, 2014 (unaudited)

Investment Income (Note 2)
Interest	$16,760,285
Dividends	4,649
Securities lending (net of rebates)	29,727

Total investment income	16,794,661

Expenses
Investment advisory fees (Note 3)	1,973,725
Administrative services fees (Note 3)	38,346
Interest expense (Note 4)	712,454
Trustees’ fees	64,280
Legal fees	41,486
Printing fees (Note 3)	41,069
Custodian fees	27,047
Commitment fees (Note 4)	26,592
Audit and tax fees	20,909
Stock exchange listing fees	16,764
Transfer agent fees (Note 3)	14,159
Insurance expense	4,677
Miscellaneous expense	4,478

Total expenses	2,985,986
Less: fees waived (Note 3)	(210,753)

Net expenses	2,775,233

Net investment income	14,019,428

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	641,236
Net realized loss from foreign currency transactions	(895,225)
Net change in unrealized appreciation (depreciation) from investments	4,600,669
Net change in unrealized appreciation (depreciation) from foreign currency translations	32,473

Net realized and unrealized gain from investments and foreign currency related items	4,379,153

Net increase in net assets resulting from operations	$18,398,581

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013
From Operations
Net investment income	$14,019,428	$28,820,810
Net realized gain (loss) from investments and foreign currency transactions	(253,989)	1,308,315
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	4,633,142	8,643,591

Net increase in net assets resulting from operations	18,398,581	38,772,716

From Dividends and Distributions
Dividends from net investment income	(14,332,575)	(29,385,686)
Return of Capital	—	(1,113,850)

Total dividends and distributions	(14,332,575)	(30,499,536)

From Capital Share Transactions (Note 6)
Issuance of 10,159 and 18,006 shares through the trustees compensation plan (Note 3)	31,493	55,278
Net proceeds from at-the-market offering cost (Note 7)	798,624	19,054,896
At-the-market offering costs	—	(86,798)
Reinvestment of dividends	318,601	777,497

Net increase in net assets from capital share transactions	1,148,718	19,800,873

Net increase in net assets	5,214,724	28,074,053
Net Assets
Beginning of period	304,794,443	276,720,390

End of period	$310,009,167	$304,794,443

Accumulated net investment loss	$(832,789)	$(519,642)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

April 30, 2014 (unaudited)

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$18,398,581
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in interest receivable	$374,066
Decrease in accrued expenses	(32,526)
Decrease in interest payable	(11,363)
Increase in prepaid expenses and other assets	(22,776)
Decrease in advisory fees payable	(5,950)
Net amortization of discount on investments	(228,355)
Purchases of long-term securities	(137,084,392)
Proceeds from sales of long-term securities	140,218,806
Purchases of short-term securities, net	5,941,000
Net change in unrealized (appreciation) depreciation from investments and foreign currency translations	(4,633,142)
Net realized loss from investments and foreign currency transactions	253,989

Total adjustments		4,769,357

Net cash provided by operating activities*		$23,167,938

Cash Flows From Financing Activities
Decrease in loan payable	(8,500,000)
Proceeds from issuance of shares through trustee compensation	31,493
Net proceeds from at-the-market offerings	798,624
Cash dividends paid	(14,013,974)

Net cash used in financing activities		(21,683,857)
Effect of exchange rate on cash		(900,776)

Net increase in cash		583,305
Cash — beginning of period		(189,303)

Cash — end of period		$394,002

Non-Cash Activity:
Issuance of shares through dividend reinvestments		$318,601

*	Included in operating expenses is cash of $723,817 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31,
		2013	2012	2011	2010	2009
Per share operating performance
Net asset value, beginning of period	$3.12	$3.02	$2.82	$2.94	$2.71	$2.09

INVESTMENT OPERATIONS
Net investment income[1]	0.14	0.30	0.31	0.32	0.30	0.28
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.05	0.11	0.19	(0.12)	0.32	0.68

Total from investment activities	0.19	0.41	0.50	0.20	0.62	0.96

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.15)	(0.31)	(0.32)	(0.32)	(0.31)	(0.33)
Return of capital	—	(0.01)	—	—	(0.01)	(0.01)

Total dividends and distributions	(0.15)	(0.32)	(0.32)	(0.32)	(0.32)	(0.34)

CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	—	—	(0.07)	—
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	0.00 [2]	0.01	0.02	—	—	—

Net asset value, end of period	$3.16	$3.12	$3.02	$2.82	$2.94	$2.71

Per share market value, end of period	$3.21	$3.16	$3.16	$2.95	$2.92	$2.62

TOTAL INVESTMENT RETURN[3]
Net asset value	6.12%	14.47%	19.44%	6.84%	21.32%	53.12%
Market value	6.44%	10.80%	19.46%	12.51%	24.11%	59.92%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$310,009	$304,794	$276,720	$212,124	$220,147	$151,546
Average debt per share	$1.44	$1.24	$1.22	$1.22	$0.69	$0.58
Ratio of expenses to average net assets	1.83%[4]	1.75%	1.94%	2.00%	2.05%	2.67%
Ratio of expenses to average net assets excluding interest expense	1.36%[4]	1.32%	1.40%	1.46%	1.52%	1.80%
Ratio of net investment income to average net assets	9.23%[4]	9.72%	10.56%	10.70%	10.40%	13.32%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.14%[4]	0.14%	0.18%	0.19%	0.15%	0.15%
Portfolio turnover rate	31%	73%	58%	66%	62%	49%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $0.01 per share.
[3]	Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.
[4]	Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

April 30, 2014 (unaudited)

Note 1. Organization

Credit Suisse High Yield Bond Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary objective is to seek high current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. The forward contracts are valued at the net of the present value and the spot rate and are generally categorized as Level 2. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the “Board”) to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund’s Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$367,922,200	$5,989	$367,928,189
Bank Loans	—	64,581,635	—	64,581,635
Common Stocks	400,847	42,702	381,672	825,221
Preferred Stocks	—	—	—	—
Short-term Investments	—	15,843,790	—	15,843,790
Other Financial Instruments *
Forward Foreign Currency Contracts	—	(135,633)	—	(135,633)

	$400,847	$448,254,694	$387,661	$449,043,202

*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

The following is a reconciliation of investments as of April 30, 2014 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate Bonds	Asset Backed Securities	Common Stocks	Total
Balance as of October 31, 2013	$7,818	$1,793,400	$339,948	$2,141,166
Accrued discounts (premiums)	6	8,200	—	8,206
Purchases	(1,873)	—	—	(1,873)
Sales	—	(1,835,000)	—	(1,835,000)
Realized gain (loss)	(1,340,818)	33,400	—	(1,307,418)
Change in unrealized appreciation (depreciation)	1,340,856	—	41,724	1,382,580
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of April 30, 2014	$5,989	$—	$381,672	$387,661

Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2014	$166	$0	$41,724	$41,890

The Fund follows Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended April 30, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. For the six months ended April 30, 2014, the Fund’s derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of April 30, 2014

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$11,880	Unrealized depreciation on forward currency contracts	$147,513

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized loss from foreign currency transactions	$(846,359)	Net change in unrealized appreciation (depreciation) from foreign currency translations	$38,024

The notional amount of forward foreign currency contracts at the period ended April 30, 2014 are reflected in the Notes to Financial Statements. The notional amounts of forward foreign currency contracts at each month end throughout the reporting period averaged approximately 9.5% of net assets of the Fund.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets net of related collateral held by the Fund at April 30, 2014:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$11,880	$(11,880)	$—	$—	$—

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

The following table presents by counterparty the Fund’s derivative liabilities net of related collateral pledged by the Fund at April 30, 2014:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$147,513	$(11,880)	$—	$—	$135,633

(a)	Forward foreign currency exchange contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company (“SSB”), the Fund’s custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2014, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value	Net Unrealized Appreciation (Depreciation)
EUR	1,700,000	USD	2,344,873	07/15/14	Morgan Stanley	$2,344,873	$2,356,753	$11,880
USD	20,730,735	EUR	15,000,000	07/15/14	Morgan Stanley	(20,730,735)	(20,794,879)	(64,144)
USD	8,649,893	GBP	5,175,000	07/15/14	Morgan Stanley	(8,649,893)	(8,733,262)	(83,369)

								$(135,633)

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of April 30, 2014, the Fund had investment securities on loan with a fair value of $9,304,506 and a related liability of $9,511,790 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The carrying value of the collateral for securities loaned approximates fair value which would have been considered level 2 under the fair value hierarchy if the collateral for securities loaned were carried at fair value. For the six months ended April 30, 2014, the value of the related collateral exceeded the value of the securities loaned.

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2014, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $35,009, of which $0 was rebated to borrowers (brokers). The Fund retained $29,727 in income from the cash collateral investment, and SSB, as lending agent, was paid $5,282. Securities lending income is accrued as earned.

K) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of April 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the six months ended April 30, 2014, investment advisory fees earned and voluntarily waived were $1,973,725 and $210,753, respectively. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2014, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $38,346.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. During the year ended October 31, 2013 and the six months ended April 30, 2014, 18,006 shares and 10,159 shares were issued through the Trustees’ compensation plan, respectively. Trustees as a group own less than 1% of the Fund’s outstanding shares.

Merrill Corporation (“Merrill”), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended April 30, 2014, Merrill was paid $13,829 for its services by the Fund. This amount was included in the printing fees presented on the Statement of Operations.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “SSB Agreement”). Effective December 6, 2013, the Fund may borrow the least of: a) $170,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. Under the terms of the SSB Agreement, the Fund pays a commitment on the unused amount. In addition, the Fund pays interest on borrowings at LIBOR plus a spread. At April 30, 2014, the Fund had loans outstanding under the Agreement of $148,000,000. During the six months ended April 30, 2014, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Rate
$140,936,464	1.139%	$148,000,000	$712,454

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund’s

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2014, purchases and sales of investment securities (excluding short-term investments) were $136,204,057 and $143,510,394, respectively.

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013
Shares issued through the Trustees compensation plan	10,159	18,006
Shares issued through at-the-market offerings	251,761	5,895,016
Shares issued through reinvestment of dividends	101,753	251,470

Net increase	363,673	6,164,492

Note 7. Shelf Offering

The Fund has an effective “shelf” registration statement. The shelf registration statement enables the Fund to issue up to 93,778,401 in shares of common stocks through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. On April 14, 2014, the Fund filed a prospectus supplement relating to an at-the-market offering of the Fund’s shares of common stock. Any proceeds raised through such offering will be used for investment purposes. Transactions in shares of common stock in at-the-market offerings, resulting in proceeds (net of commissions) of the Fund were as follows:

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013
Shares issued through at-the-market offerings	251,761	5,895,016
Proceeds (net of commissions)	$798,624	$19,054,896

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the “Department of Justice”) filed a one-count criminal information (the “Information”) in the District Court for the Eastern District of Virginia charging Credit Suisse AG (“CSAG”) with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the “Plea Agreement”) settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the “Federal Reserve”) to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG’s New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the “DFS”) to resolve the DFS’s investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG (“CS Group”), the parent company of CSAG, with the Securities and Exchange Commission (the “Commission”) on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

Credit Suisse High Yield Bond Fund

Results of Annual Meeting of Shareholders (unaudited)

On February 18, 2014, the Annual Meeting of Shareholders of the Fund was held. Robert Wilson, in his capacity as Inspector, reported that, with respect to the proposal relating to the election of two Trustees, the following number of Shares were voted:

NOMINEE	“FOR” NOMINEE	WITHHELD
Enrique R. Arzac	80,949,294	3,363,889
Terry Fires Bovarnick	81,488,223	2,821,960

In addition to the Trustees elected at the meeting, Steven N. Rappaport, James J. Cattano, Lawrence J. Fox and John G. Popp continue to serve as Trustees of the Fund.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement for the Fund, the Board, including all of the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), at a meeting held on November 11 and 12, 2013 considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate of 1.00% of the average weekly value of the Fund’s total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage) (the “Managed Assets”) less than or equal to $250 million and 0.75% of the Managed Assets greater than $250 million (the “Gross Advisory Fee”) in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC (“Credit Suisse”). The Board also reviewed and considered the voluntary fee waivers currently in place for the Fund and considered the actual fee rate of 0.85% paid by the Fund after taking waivers and breakpoints into account (the “Net Advisory Fee”) as of September 30, 2013. The Board noted that Credit Suisse, at the Board’s request, had revised the voluntary waiver as of January 1, 2011 so that it was voluntarily waiving 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. The Board acknowledged that voluntary fee waivers could be discontinued at any time.

Additionally, the Board received and considered information comparing the Gross Advisory Fee, the combined Gross Advisory Fee and gross administration fee (together, the “Gross Management Fee”), the Gross Management Fee less waivers and/or reimbursements (the “Net Management Fee”), and the Fund’s net total expenses with those of funds in the relevant expense group (“Expense Group”) provided by an independent provider of investment company data. The Board also received and considered information comparing the Fund’s net total expenses and Net Management Fee to the funds in the relevant Morningstar category (“Morningstar Category”). The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Morningstar Category.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board received and considered performance results of the Fund over time, along with comparisons both to the Expense Group and the Morningstar Category for the Fund.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether the breakpoints in the Fund’s advisory fee structure were appropriate and reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse’s businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse’s compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•	Although the Gross Advisory Fee, the Gross Management Fee and the Net Management Fee and the net total expenses were all above the median of the Expense Group, the fees were reasonable. The Trustees noted that the Net Advisory Fee for the year ended September 30, 2013 was lower than for the year ended September 30, 2012.

•	The Fund’s performance was below the median of the Expense Group for the ten-year period ended September 30, 2013, but was above the median for the year-to-date, one-, three- and five-year periods. The Fund also outperformed its Morningstar Category average for the year-to-date, one-, three- and five-year periods ended September 30, 2013, but was in the third quartile for the ten-year period ended September 30, 2013.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

•	The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•	In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to waive fees, Credit Suisse’s profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse High Yield Bond Fund

Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use (“individual investors”). Specified sections of this notice, however, also apply to other types of investors (called “institutional investors”). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•	Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•	Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•	We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

•	We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•	In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Credit Suisse High Yield Bond Fund

Notice of Privacy and Information Practices (unaudited) (continued)

Confidentiality and security

•	To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of March 31, 2014.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)

Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Commodity ACCESS Strategy Fund
Credit Suisse Multialternative Strategy Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Emerging Market Equity Fund	Credit Suisse Volaris US Strategies Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse High Yield Bond Fund
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-SAR-0414

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 30, 2013.

Item 11. Controls and Procedures.

(a)        As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND

/s/  John G. Popp

Name:   John G. Popp

Title:     Chief Executive Officer and President

Date:     July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/  John G. Popp

Name:   John G. Popp

Title:     Chief Executive Officer and President

Date:     July 1, 2014

/s/  Bruce S. Rosenberg

Name:   Bruce S. Rosenberg

Title:     Chief Financial Officer

Date:     July 1, 2014

EX-99.CERT

EXHIBIT 12(a)(2)

CERTIFICATIONS

I, Bruce S. Rosenberg, certify that:

1.        I have reviewed this report on Form N-CSR of Credit Suisse High Yield Bond Fund;

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.        The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)        Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)        Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)        Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.        The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)        Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: July 1, 2014

/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Chief Financial Officer

I, John G. Popp, certify that:

1.        I have reviewed this report on Form N-CSR of Credit Suisse High Yield Bond Fund;

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.        The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)        Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)        Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)        Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.        The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)        Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: July 1, 2014

/s/ John G. Popp
John G. Popp
Chief Executive Officer and President

EX-99.906CERT

EXHIBIT 12(b)

SECTION 906 CERTIFICATIONS

SECTION 906 CERTIFICATION

         John G. Popp, Chief Executive Officer and President, and Bruce S. Rosenberg, Chief Financial Officer, of Credit Suisse High Yield Bond Fund (the “Fund”), each certify to his knowledge that:

(1)        The Fund’s periodic report on Form N-CSR for the period ended April 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ John G. Popp	/s/ Bruce S. Rosenberg
John G. Popp	Bruce S. Rosenberg
Chief Executive Officer and President	Chief Financial Officer
July 1, 2014	July 1, 2014

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.